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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement of California Coastal Communities, Inc. on Form S-8 of our report dated March 9, 2004, appearing in Annual Report on Form 10-K of California Coastal Communities, Inc. for the year ended December 31, 2003.

/S/ DELOITTE & TOUCHE LLP

Costa Mesa, California
June 15, 2004

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM